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                                                                   EXHIBIT 10.26

                       AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

         This AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") dated as of May 31, 1996 by and between Congress Financial Corporation (Central) ("Lender") and Titanium Metals Corporation ("Borrower").

                                R E C I T A L S:

                 WHEREAS, Lender and Borrower are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 24, 1995 (as amended as of September 29, 1995 and February 15, 1996, the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement as amended hereby);

                 WHEREAS, Borrower has requested that Lender consent to an amendment to the Loan Agreement as more fully described herein; and

                 WHEREAS, Lender has granted its consent to such amendment upon the terms and conditions contained herein.

                 NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 2 of this Amendment, the Loan Agreement is hereby amended as follows:

                          (a) Section 1. The first paragraph of Section 1 of the Loan Agreement is hereby amended by adding the following sentence to the end of such paragraph:

                          "All references to the Castings Loan Agreement and the Castings Guarantee in this Agreement shall be ineffective until such time as the Castings Loan Agreement has become effective pursuant to the terms thereof."

                          (b) Section 1.9. Section 1.9 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                  1.9  "BUSINESS DAY" shall mean (a) with
                          respect to any borrowing, payment or rate selection relating to Eurodollar Rate Loans, a day other than Saturday or Sunday on which banks are open for business in the States of New York and Illinois and the Commonwealth of Pennsylvania and on which dealings in United States dollars are carried on in the London interbank market or other
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                          applicable Eurodollar Rate market, and (b) for all
                          other purposes, a day other than Saturday or Sunday on which banks are open for business in the States of New York and Illinois and the Commonwealth of Pennsylvania.

                          (c) Section 1.12. Section 1.12 of the Loan Agreement is hereby amended by deleting the words "Exhibit F" which appear therein and replacing them with the words "Exhibit E".

                          (d) Section 1.15. Section 1.15 of the Loan Agreement is hereby amended by deleting the word "later" which appears therein and replacing it with the word "earlier".

                          (e) Section 1.16. Section 1.16 of the Loan Agreement is hereby amended by deleting the word "later" which appears therein and replacing it with the word "earlier".

                          (f)     Section 1.27.  Exhibit A to the Loan
                 Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

                          (g) Section 1.30. Section 1.30 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                  1.30  "INTEREST RATE" shall mean: (a) as to
                          Loans which are Prime Rate Loans and all other non-contingent Obligations not expressly covered in the following clause (b), a rate equal to the Applicable Margin (either prior to or after the occurrence of the IPO Event, as applicable) plus the Prime Rate and (b) as to Loans which are Eurodollar Rate Loans, a rate equal to the Applicable Margin (either prior to or after the occurrence of the IPO Event, as applicable) plus the Adjusted Eurodollar Rate for the applicable Interest Period selected by Borrower in accordance with the terms hereof.

                          (h) Section 1.34. Section 1.34 of the Loan Agreement is hereby amended by replacing the dollar amount which appears therein with the dollar amount "$105,000,000".

                          (i) Section 1.39. Section 1.39 of the Loan Agreement is hereby amended by adding the phrase "(including, without limitation, as guarantor under the Castings Guarantee)" after the word "guarantor" which appears therein.





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                          (j)     Section 1.44.  Section 1.44 of the Loan
                 Agreement is hereby amended by deleting the words "Philadelphia National Bank, incorporated as" which appear therein.

                          (k) Section 1.45. Section 1.45 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                  1.45 "PRIME RATE LOANS" shall mean any Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the terms hereof.

                          (l) Section 1.48. Section 1.48 of the Loan Agreement is hereby amended by deleting the words "Philadelphia National Bank, incorporated as" which appear therein.

                          (m) Section 1.53. Exhibits B-1 and B-2 to the Loan Agreement are hereby deleted in their entirety and replaced with Exhibits B-1 and B-2 attached hereto, respectively. Section 1.53(b) of the Loan Agreement is hereby amended by deleting the words "Term B Promissory Note" which appear therein and replacing them with the words "Amended and Restated Term-B Promissory Note".

                          (n)     New Sections 1.59, 1.60, 1.61, 1.62, 1.63,
                 1.64, 1.65, 1.66, 1.67, 1.68 and 1.69.  The following new
                 Sections 1.59, 1.60, 1.61, 1.62, 1.63, 1.64, 1.65, 1.66, 1.67,
                 1.68 and 1.69 shall be added to Section 1 of the Loan Agreement immediately following Section 1.58 which appears therein:

                                  1.59  "ADJUSTED EURODOLLAR RATE" shall mean,
                          with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to:
                          (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, "RESERVE PERCENTAGE" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate





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                          shall be adjusted on and as of the effective day of
                          any change in the Reserve Percentage.

                                  1.60  "APPLICABLE MARGIN" shall mean, with
                          respect to Loans that are either Prime Rate Loans or Eurodollar Rate Loans for periods either prior to the occurrence of the IPO Event or after the occurrence of the IPO Event (provided, however, that the amount shown for Eurodollar Rate Loans for periods after the occurrence of the IPO Event shall not become effective until the beginning of a new Interest Period after the occurrence of the IPO Event), the amount per annum reflected in the following table:

                                      Prime Rate Loans                       Eurodollar Rate Loans

                                Prior to             After              Prior to              After
                               occurrence          occurrence          occurrence           occurrence
                                 of IPO              of IPO              of IPO               of IPO
                                 Event               Event               Event                Event
 Term Loans                       2.5%                0.75%               3.75%                2.25%

 Revolving Loans
                                  2.0%                0.75%               3.25%                2.25%

                          Notwithstanding the foregoing, each Applicable Margin, as shown in the above table, shall be increased by 2%, in each case at Lender's option, without notice, (a) for the period on and after the date of termination or non-renewal hereof, or the date of the occurrence of any Event of Default for so long as such Event of Default is continuing as determined by Lender and until such time as such Event of Default has been waived or all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against Borrower) and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 (if such excess(es) arise or are made without Lender's consent); provided, however, that Lender reserves the right to condition any consent to such excess(es) and/or waiver of an Event of Default resulting therefrom, inter alia, on receiving the higher Applicable Margins (plus either the Prime Rate or the appropriate Adjusted Eurodollar Rate, as applicable) set forth in this sentence.

                                  1.61 "BREAKAGE FEES" shall mean with respect to any Eurodollar Rate Loan which is at any time paid prior to the last day of its Interest Period, regardless of the reason for such prepayment, the





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                          positive difference, if any, between the total amount
                          of interest that would have been due for the balance of the scheduled Interest Period on such Eurodollar Rate Loan if it had not been so prepaid and the amount of interest that would be earned if the amount of the prepaid Eurodollar Rate Loan were invested for the remaining balance of such Interest Period at the CD Rate in effect on the first day of the month in which such prepayment occurs. As used herein, "CD RATE" shall mean the rate quoted in the "Money Rates" section of The Wall Street Journal for the average of the top rates paid by New York banks on primary new issues of negotiable certificates of deposit in amounts of $1 million and more having a 1-month maturity, as published on the first Business Day of the month in which any prepayment of a Eurodollar
                          Rate Loan occurs.

                                  1.62  "CASTINGS" shall mean IMI Titanium,
                          Inc., an Oregon corporation, and its successors and assigns.

                                  1.63  "CASTINGS GUARANTEE" shall mean that
                          certain Guarantee Agreement to be executed by Borrower in favor of Lender pursuant to which Borrower shall guarantee all obligations of Castings under the Castings Loan Agreement.

                                  1.64  "CASTINGS LOAN AGREEMENT" shall mean
                          that certain Loan and Security Agreement to be entered into by and between Lender and Castings pursuant to which Lender shall make certain term and revolving loans available to Castings, subject to the terms thereof.

                                  1.65  "EURODOLLAR RATE" shall mean, with
                          respect to any Interest Period for a Eurodollar Rate Loan requested by Borrower by not less than three (3) Business Days' prior notice to Lender, the interest rate per annum equal to the arithmetic mean of the rates of interest per annum (rounded upwards, if necessary, to the next 1/16 of 1%) at which Reference Bank is offered deposits of United States dollars in the London interbank market (or other Eurodollar Rate market selected by Borrower and approved by Lender, which approval shall not be unreasonably withheld) at or about 9:00 a.m. (New York time) two (2) Business Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the Eurodollar Rate Loans requested by and available to Borrower in accordance with this Agreement, with a maturity of comparable duration





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                          to the Interest Period selected by Borrower.  Upon
                          receipt of Borrower's request for a Eurodollar Rate Loan, Lender will, if requested, provide Borrower with an indication of the prevailing Eurodollar Rate on the Business Day of such request; provided, however, that the actual Eurodollar Rate which is applicable to the requested Interest Period shall be determined as provided above and may be higher or lower than such indicative rate.

                                  1.66  "EURODOLLAR RATE LOANS" shall mean any
                          Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

                                  1.67  "INTEREST PERIOD" shall mean for any
                          Eurodollar Rate Loan, a period of approximately one
                          (1), two (2) or three (3) months duration as Borrower may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided that Borrower may not elect an Interest Period which will end after the last day of the then-current term of this Agreement.

                                  1.68  "IPO EVENT" shall occur if (i) the
                          Borrower consummates an initial public offering of its capital stock, (ii) immediately following such initial public offering, the Adjusted Net Worth of Borrower and its subsidiaries is at least $80,000,000 greater than the Adjusted Net Worth of Borrower and its subsidiaries immediately prior to such initial public offering and (iii) the net cash proceeds received from such initial public offering less the amount of Subordinated Indebtedness that Borrower pays and/or is required to pay from such proceeds is at least $40,000,000.

                                  1.69  "SUBORDINATED INDEBTEDNESS" shall
                          mean the indebtedness of Borrower owing to (A) Tremont, that is subordinated to the Obligations pursuant to the Tremont Subordination Agreement and
                          (B) IMI Kynoch Ltd., a company organized under the laws of England and Wales ("Kynoch"), that is subordinated to the Obligations pursuant to that certain Subordination Agreement, dated as of February 15, 1996, by and between Kynoch and Lender.

                          (o) Section 2.1. Section 2.1 of the Loan Agreement is hereby amended as follows:

                                  (1)      Section 2.1(a)(iii)(B) of the Loan
                 Agreement is hereby amended by replacing the dollar





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                 amount which appears therein with the dollar amount
                 "$53,500,000"; and

                                  (2) The first sentence of Section 2.1(c) of the Loan Agreement is hereby amended by (A) adding the phrase "plus (iii) the aggregate amount of Loans and Letter of Credit Accommodations (each as defined in the Castings Loan Agreement) outstanding at such time under the Castings Loan Agreement" after the words "Term Loan-B at such time" and (B) replacing the dollar amount which appears therein with the dollar amount "$15,000,000".

                          (p) Section 2.2(c)(i)(A). Section 2.2(c)(i)(A) of the Loan Agreement is hereby amended by replacing the phrase "thirty-five percent (35%)" with the phrase "forty-five percent (45%)".

                          (q) Section 2.2(d). Section 2.2(d) of the Loan Agreement is hereby amended by replacing the dollar amount which appears therein with the dollar amount "$15,000,000".

                          (r)     Section 2.3(b).  The second sentence of
                 Section 2.3(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                          "The principal balance of Term Loan-B shall be payable as follows: (i) $1,000,000 shall be due on each of June 30, 1995 and December 31, 1995, (ii) installments in the amount of the lesser of $1,000,000 and the outstanding balance of Term Loan-B shall be due on December 31, 1996 and on each June 30 and December 31 thereafter until the entire outstanding balance of Term Loan-B has been paid in full and (iii) a final installment in the amount of the entire unpaid balance of Term Loan-B shall be due on or before December 31, 1997 (or, in the event that the IPO Event occurs on or prior to December 31, 1997, then such installment shall be due on December 31, 1998)."

                          (s) Section 3.1. Section 3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                  3.1      Interest.

                                        (a)     Borrower shall pay to Lender
                          interest on the daily average outstanding principal amount of the Loans and, to the extent permitted by applicable law, the other non-contingent Obligations from and after the date when actually paid by Lender, at the Interest





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
                          Rate. All interest accruing hereunder on and after the date of any Event of Default or termination or non-renewal hereof shall be payable on demand. Lender shall make a good faith effort to pay third-party fees and expenses when due and not to charge Borrower's loan account for reimbursement of such Obligations until actually paid by Lender.

                                        (b)     Borrower may from time to time
                          request that Prime Rate Loans be converted to Eurodollar Rate Loans, that Eurodollar Rate Loans be converted to Prime Rate Loans and/or that any existing Eurodollar Rate Loans continue for an additional Interest Period. Such request from Borrower shall specify the amount of the Prime Rate Loans which will be converted to Eurodollar Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such Eurodollar Rate Loans on not less than three (3) Business Days prior notice to Lender. Subject to the terms and conditions contained herein, three (3) Business Days after receipt by Lender of such a request from Borrower, such Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be, provided that (i) no Event of Default, or event which, merely with notice or passage of time or both, would constitute an Event of Default, exists or has occurred and is continuing, (ii) no party hereto shall have sent any notice of termination or non-renewal of this Agreement, (iii) Borrower shall have complied with all reasonable and customary procedures as are established by Lender and specified by Lender to Borrower from time to time for requests by Borrower for Eurodollar Rate Loans, (iv) no more than four (4) Interest Periods may be in effect at any one time,
                          (v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof,
                          (vi) the maximum amount of the Eurodollar Rate Loans at any time requested by Borrower shall not exceed the amount equal to eighty percent (80%) of the daily average of the principal amount of the Loans which it is anticipated will be outstanding during the applicable Interest Period, in each case as reasonably determined by Borrower pursuant to a good faith written computation (but with no obligation of Lender to make such Revolving Loans except as otherwise provided in this Agreement), and (vii) Lender shall have determined that the Interest Period or Adjusted Eurodollar Rate is





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                          available to Lender through the Reference Bank and
                          can be readily determined as of the Business Day following the date of the request for such Eurodollar Rate Loan by Borrower. Any request by Borrower to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Lender and Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Lender and Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans.

                                        (c)     Any Eurodollar Rate Loans shall
                          automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Lender has received a request to continue such Eurodollar Rate Loan at least three (3) Business Days prior to such last day in accordance with the terms hereof. Any Eurodollar Rate Loans shall, at Lender's option, upon notice by Lender to Borrower, convert to Prime Rate Loans in the event that (i) an Event of Default shall exist, (ii) this Agreement shall terminate or not be renewed, or (iii) the aggregate principal amount of the Prime Rate Loans which have previously been converted to Eurodollar Rate Loans or existing Eurodollar Rate Loans continued, as the case may be, at the beginning of an Interest Period shall at any time during such Interest Period exceed the sum of the then outstanding principal amount of the Loans then available to Borrower under Section 2 hereof. Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any Breakage Fees and, without duplication thereof, any other reasonable and customary amounts required to compensate Lender, the Reference Bank or any Participant for any loss (including loss of anticipated profits), cost or expense reasonably incurred by such person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing; provided, however, that no such Breakage Fee or other costs shall be payable if such conversion of Eurodollar Rate Loans to Prime Rate Loans prior to the end of the applicable Interest Period results from Lender's establishment of Availability Reserves, changes in criteria for Eligible Accounts or





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                          Eligible Inventory, or reduction of the lending
                          formula set forth in Section 2.1(a).

                                        (d)     Interest shall be payable by
                          Borrower to Lender monthly in arrears not later than the first Business Day of each calendar month and shall be calculated on the daily average principal balance of the non-contingent Obligations outstanding on the basis of a three hundred sixty (360) day year and actual days elapsed (including the date of borrowing but excluding the date of payment if made in accordance with Section 6.3(b)). The interest rate on non-contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrower to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

                          (t) Section 3.6. The following Section 3.6 is hereby added to the Loan Agreement immediately following
                 Section 3.5 which appears therein:

                                  3.6      Changes in Laws; Increased Costs of
                                  Loans; Breakage Fees.

                                        (a)     Notwithstanding anything to the
                          contrary contained herein, all Eurodollar Rate Loans shall, upon notice by Lender to Borrower, convert to Prime Rate Loans in the event that any change in applicable law or regulation (or the interpretation or administration thereof by a banking authority or regulator) shall make it unlawful for Lender, Reference Bank or any Participant to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with the Eurodollar Rate Loans. In the event that any change in applicable law or regulation (or the interpretation or administration thereof by a banking authority or regulator) shall
                          (i) result in the increase in the costs to Lender, Reference Bank or any Participant of making or maintaining any Eurodollar Rate Loans or (ii) reduce the amounts received or receivable





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
                          by Lender in respect thereof, by an amount deemed by Lender to be material, Borrower shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) any amounts required to compensate Lender, the Reference Bank or any Participant with Lender for any loss (including loss of anticipated profits), cost or expense reasonably incurred by such person as a result of the foregoing, including, without limitation, any such loss, cost or expense reasonably incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Lender setting forth the basis for the determination of such amount necessary to compensate Lender as aforesaid shall be delivered to Borrower and shall be conclusive, absent manifest error. In the event that Lender shall determine that the applicable Eurodollar Rate does not adequately reflect the cost to Lender of making or maintaining the Eurodollar Rate Loans, then, unless Borrower compensates Lender for Lender's increased cost of funds, Lender may suspend generally the prospective availability of the Eurodollar Rate option for new Interest Periods and/or Loans until such condition no longer exists.

                                        (b)     If any payments or prepayments
                          in respect of the Eurodollar Rate Loans are received by Lender other than on the last day of the applicable Interest Period (whether pursuant to acceleration, upon maturity or otherwise), including any payments pursuant to the application of collections under Section 6.3 or any other payments made with the proceeds of Collateral, Borrower shall pay to Lender upon demand by Lender (or Lender may, at its option, charge any loan account of Borrower) Breakage Fees and, without duplication thereof, any other reasonable and customary amounts required to compensate Lender, the Reference Bank or any Participant with Lender for any additional loss (including loss of anticipated profits), cost or expense reasonably incurred by such person as a result of such prepayment or payment, including, without limitation, any loss, cost or expense reasonably incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain such Eurodollar Rate Loans or any portion thereof. A certificate of Lender setting forth the basis for the determination of such amount necessary to





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                          compensate Lender as aforesaid shall be delivered to
                          Borrower and shall be conclusive, absent manifest error.

                          (u) Section 9.6(e). Exhibit F attached to this Amendment shall be considered attached to the Loan Agreement.
                 Section 9.6(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                                  "(e)  Not later than January 1 of each year
                          hereafter during the term of this Agreement, Borrower shall deliver to Lender an updated letter addressed to Borrower's auditors substantially in the form of Exhibit F hereto."

                          (v) Section 9.7(b)(iv)(B). Section 9.7(b)(iv)(B) of the Loan Agreement is hereby amended by adding the phrase "(when aggregated with the aggregate fair market value of any such sales under Section 9.7(b)(iv)(B) of the Castings Loan Agreement, after the Castings Loan Agreement becomes effective)" immediately after the phrase "aggregate fair market value in excess" which appears therein.

                          (w) Section 9.8(e). Section 9.8(e) of the Loan Agreement is hereby amended by adding the phrase "(when aggregated with the amount of any such security interests or mortgages under Section 9.8(e) of the Castings Loan Agreement, after the Castings Loan Agreement becomes effective)" immediately after the phrase "real estate not to exceed" which appears therein.

                          (x) Section 9.9. Section 9.9 of the Loan Agreement is hereby amended by deleting the word "and" that immediately follows Section 9.9(d) and adding the following new section 9.9(f) immediately after Section 9.9(e) and before the words "; provided that":

                          "and (f) after the Castings Loan Agreement has become effective, indebtedness owing to Castings in an amount not to exceed $4,000,000 in the aggregate at any one time outstanding (as long as such indebtedness is evidenced by a promissory note or notes that have been pledged to Congress Financial Corporation (Central) pursuant to documentation satisfactory to Lender);"

                          (y) Section 9.10. Section 9.10 of the Loan Agreement is hereby amended as follows:

                                  (1)      Section 9.10(i) is hereby amended
                 and restated in its entirety to read as follows:





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
                          "(i) acquisition of additional shares of Tisto Titan und Sonderlegierungen, GmbH ("Tisto") and the guarantee of up to $1,300,000 of debt of Tisto to one or more of Tisto's existing shareholders; and".

                                  (2)  Section 9.10(l) is hereby amended by
                 deleting the word "and" which appears after the semi-colon (";") therein.

                                  (3) Section 9.10(m) is hereby deleted in its entirety and replaced with the following Sections 9.10(m) and
                 (n):

                          "(m) after the Castings Loan Agreement has become effective, loans and advances to Castings in an amount not to exceed $5,000,000 in the aggregate at any one time outstanding (as long as such loans and advances are evidenced by a promissory note or notes that have been pledged to Congress Financial Corporation (Central) pursuant to documentation satisfactory to Lender); and (n) additional investments after March 24, 1995 that do not exceed $3,000,000 in the aggregate (including, without limitation, guarantees of debt in excess of $1,300,000 of Tisto to one or more of Tisto's existing shareholders)."

                          (z) Section 12.1. Section 12.1 of the Loan Agreement is hereby amended as follows:

                                  (1) The first sentence of Section 12.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                          "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on December 31, 1997 (the "RENEWAL DATE"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided, however, that in the event that the IPO Event occurs on or prior to December 31, 1997, this Agreement and the other Financing Agreements shall continue in full force and effect for a term ending on December 31, 1998 (in which event, such date shall be the "RENEWAL DATE"); and provided, further, that upon request of Borrower, Lender may, at its option, extend the Renewal Date for a 2-year period by giving Borrower notice at least sixty (60) days prior to the Renewal Date."

                                  (2) The first sentence of Section 12.1(c) of the Loan Agreement is hereby amended as follows:

                                        (a)  The dollar amount that appears in
                          the parenthetical therein shall be replaced with the dollar amount "$105,000,000".

                                        (b)  The following proviso is hereby
                          inserted after the parenthetical and before the period (".") therein:

                                  "; provided, however, that the early
                                  termination fee at all times after December
                                  31, 1996 shall be equal to 0.5% of the
                                  amended and restated Maximum Credit (i.e., $105,000,000)".

Section 2. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                 2.1  Documents.

                          (a) Amendment. Lender shall have received a duly executed counterpart of this Amendment from Borrower.

                          (b) Mortgage Amendments. Lender shall have received a duly executed counterpart of each of those certain amendments to each of the Mortgages, each dated the date hereof and in form and substance satisfactory to Lender.

                          (c) French Law Documents. Lender shall have received duly executed counterparts of each of Avenant a un Acte de Nantissement de Paris Sociales dated as of the date hereof among Lender, Borrower and TMCA International, Inc. and Avenant a un Acte de Nantissement de Creances dated as of the date hereof between Lender and Borrower.

                          (d) Participation Agreement Amendments. Each Person which has acquired a participation interest in any or all of Lender's rights under the Loan Agreement shall have executed and delivered to Lender an amendment, in form and substance satisfactory to Lender, to the applicable participation agreement.

                          (e)     Subordination Agreement Amendments.

                                  (1) Lender shall have received duly executed counterparts of that certain amendment to the Tremont Subordination Agreement (i) confirming the priority of the increase in the amount of the Maximum Credit contemplated hereby and (ii) permitting the payment of up to $43,000,000 (in the aggregate, including the payment referenced in Section 2.1(e)(2)(ii) hereof) of the Subordinated Debt (as defined in the Tremont Subordination Agreement) after the occurrence of the IPO Event, dated as of the date hereof and in form and substance satisfactory to Lender.

                                  (2) Lender shall have received duly executed counterparts of that certain amendment to that certain Subordination Agreement, dated as of February 15, 1996 (the "IMI Subordination Agreement"), by and between IMI Kynoch Ltd., a company organized under the laws of England and Wales, and Lender, (i) confirming the priority of the increase in the amount of the Maximum Credit contemplated hereby and (ii) permitting the payment of up to $43,000,000 (in the aggregate, including the payment referenced in Section 2.1(e)(1)(ii) hereof) of the Subordinated Debt (as defined in the IMI Subordination Agreement) after the occurrence of the IPO Event.

                 2.2 Certified Resolutions, etc. Lender shall have received a certificate, in form and substance satisfactory to Lender, of the secretary or assistant secretary of the Borrower dated the date hereof, certifying (i) the resolutions of its Board of Directors approving and authorizing the execution, delivery and performance by it of this Amendment and the continued effectiveness thereof, (ii) that there have been no changes in its certificate of incorporation or by-laws since March 15, 1995, or if there have been changes in its certificate of incorporation or by-laws since March 15, 1995, certifying its certificate of incorporation and/or by-laws, as the case may be, as in effect on the Effective Date and (iii) specimen signatures of its officers authorized to sign this Amendment.

                 2.3 Consents, Licenses, Approval, etc. All consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of this Amendment or the Loan Agreement, as amended by this Amendment, or the validity or enforceability thereof, or in connection with any of the transactions effected pursuant to the Amendment or the Loan Agreement, as amended by the Amendment, shall be in full force and effect.

                 2.4 No Injunction. No law or regulation shall have been adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the reasonable judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the execution, delivery or performance by the Borrower of the Amendment or the Loan Agreement, as amended by the Amendment.

                 2.5 Opinion. Lender shall have received a favorable legal opinion, dated the date hereof, of counsel to the Borrower in form and substance satisfactory to Lender.

                 2.6 Amendment Fee. Lender shall have received payment of an amendment fee of $525,000, which fee shall be fully earned and payable as of the date hereof.

                 2.7 Title Insurance. Lender shall have received, in form and substance reasonably satisfactory to Lender, endorsements to the title insurance policies issued in connection with the Mortgages insuring the continued priority and sufficiency of the Mortgages from and after the date hereof and the effectiveness of this Amendment.

Section 3. Representations and Warranties. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this Amendment, that:

                 3.1 No Default; etc. No Event of Default and no event or condition which, merely with notice or the passage of time or both, would constitute an Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.

                 3.2 Corporate Power and Authority: Authorization. Borrower has the corporate power and authority to execute and deliver this Amendment and to carry out the terms and provisions of the Loan Agreement, as amended by this Amendment, and the execution and delivery by Borrower of the Loan Agreement, as amended by this Amendment, and the performance by Borrower of its obligations hereunder and thereunder have been duly authorized by all requisite corporate action by Borrower.

                 3.3 Execution and Delivery. Borrower has duly executed and delivered each of this Amendment.

                 3.4 Enforceability. This Amendment and the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

                 3.5 Representations and Warranties. All of the representations and warranties contained in the Loan Agreement and in the Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment, the transactions contemplated hereby and the Information Certificate attached hereto as Exhibit A.

Section 4.  Miscellaneous.

                 4.1 Effect; Ratification. The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement or (ii) prejudice any right or rights that Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

                 4.2 Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.

                 4.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                 4.4 Cezus Transaction. The Lender hereby approves the performance of Borrower's obligations as substantially set forth in that certain draft Formation Agreement by and among Compagnie Europeenne du Zirconium-Cezus, on the one hand, and Borrower and TIMET Savoie, S.A., on the other hand, a copy of which has been provided to Lender.

                            [SIGNATURE PAGE FOLLOWS]

                 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                      CONGRESS FINANCIAL CORPORATION (CENTRAL)


                                      By /s/ WILLIAM BLOOM
                                         ---------------------------------------
                                         Title: Senior V.P.



                                      TITANIUM METALS CORPORATION


                                      By /s/ ROBERT E. MUSGRAVES
                                         ---------------------------------------
                                         Title: V.P. - Administration





                                      S-1